Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information for the year ended September 28, 2003 has been derived from (i) the historical consolidated financial statements of BWAY Corporation (“BWAY”) included in BWAY’s Annual Report on Form 10-K for the year ended September 28, 2003 and (ii) the historical consolidated financial statements of North America Packaging Corporation (“NAMPAC”) for the year ended December 31, 2003 included in Item 9.01 of this Current Report on Form 8-K. In its Annual Report on Form 10-K for the year ended September 28, 2003, BWAY reported results of operations for the 2003 fiscal year separately for the period September 30, 2002 to February 6, 2003, which was reported as “Predecessor,” and for the period February 7, 2003 to September 28, 2003, which was reported as “Successor.” The “Predecessor” and “Successor” periods were presented separately due to a change in ownership of BWAY effective February 7, 2003, which is described in further detail in Notes 1 and 2 to the Consolidated Financial Statements in BWAY’s Annual Report on Form 10-K for the year ended September 28, 2003. The two periods are combined in deriving the historical results of operations for BWAY for the year ended September 28, 2003. Management believes that combining these periods does not detract from the usefulness of the accompanying pro forma information.

The following unaudited pro forma combined financial information as of and for the nine months ended July 4, 2004 have been derived from the (i) unaudited historical consolidated financial statements of BWAY included in BWAY’s Quarterly Report on Form 10-Q for the nine months ended July 4, 2004 and (ii) the unaudited historical consolidated financial statements of NAMPAC for the nine months ended June 30, 2004. Due to the different fiscal year ends of BWAY and NAMPAC, NAMPAC’s historical unaudited consolidated results of operations for the nine months ended June 30, 2004 include (i) the unaudited historical consolidated financial statements for the six months ended June 30, 2004 included in Item 9.01 of this Current Report on Form 8-K and (ii) the unaudited consolidated financial statements for the quarter ended December 31, 2003. In addition, certain amounts in the historical consolidated financial statements of NAMPAC have been reclassified to conform to BWAY’s historical presentation.

On July 7, 2004, BWAY acquired all of the issued and outstanding shares of stock of NAMPAC, pursuant to a stock purchase agreement dated as of May 28, 2004 (the “Acquisition”) for approximately $213.8 million in cash. The unaudited pro forma condensed combined statements of operations have been presented as if the Acquisition had been consummated as of September 30, 2002. The unaudited pro forma condensed combined balance sheet as of July 7, 2004 has been presented as if the Acquisition had been consummated on that date. In addition, the allocation of the purchase price given effect to in the pro forma information is based on preliminary valuations and is subject to adjustment and may vary materially from the final purchase price allocation. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been consummated as of July 4, 2004, or at the beginning of the periods ended July 4, 2004 and September 28, 2003, for which the Acquisition has been given effect. In addition, the unaudited pro forma combined results are not necessarily indicative of the combined results of future operations. The pro forma adjustments do not reflect any operating efficiencies and cost savings that BWAY may achieve with respect to the combined entities.

BWAY/NAMPAC

Pro Forma Condensed Combined Balance Sheet

(unaudited)

	July 4, 2004
(Dollars in thousands)	BWAY	NAMPAC	Pro Forma Adjustments		BWAY/ NAMPAC Combined

Assets
Current assets
Cash and equivalents	$1,080	$2,011	$19,226	(2a)	$22,317
Accounts receivable, net	55,126	28,402	–		83,528
Inventories, net	51,250	15,755	296	(2b)	67,301
Other	12,721	2,922	815	(2c)	16,458

Total current assets	120,177	49,090	20,337		189,604

Property, plant and equipment, net	114,759	36,212	13,814	(2d)	164,785

Other assets
Goodwill	120,378	29,260	62,378	(2e)	212,016
Other intangibles, net	66,517	—	104,125	(2f)	170,642
Other	9,421	1,618	3,356	(2g)	14,395

Total other assets	196,316	30,878	169,859		397,053

Total Assets	$431,252	$116,180	$204,010		$751,442

Liabilities
Current liabilities
Accounts payable	$54,933	$23,961	$(499	)(2h)	$78,395
Other current liabilities	29,977	13,685	(7,827	)(2i)	35,835
Current portion of long-term debt	—	24,100	(23,200	)(2j)	900

Total current liabilities	84,910	61,746	(31,526)		115,130

Long-term debt	216,000	17,500	190,600	(2k)	424,100

Other long-term liabilities
Deferred income taxes	31,272	2,868	46,097	(2l)	80,237
Series A redeemable convertible preferred stock	—	21,538	(21,538	)(2m)	—
Redeemable common stock warrants	—	16,715	(16,715	)(2n)	—
Other	16,657	4,979	(1,159	)(2o)	20,477

Total other long-term liabilities	47,929	46,100	6,685		100,714

Total Liabilities	348,839	125,346	165,759		639,944

Stockholders’ Equity (Deficit)	82,413	(9,166)	38,251	(2p)	111,498

Total Liabilities and Stockholders’ Equity	$431,252	$116,180	$204,010		$751,442

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

BWAY/NAMPAC

Pro Forma Condensed Combined Statement of Operations

(unaudited)

	For the Nine Months Ended July 4, 2004
(Dollars in thousands)	BWAY	NAMPAC	Pro Forma Adjustments		BWAY/ NAMPAC Combined
Net sales	$414,146	$179,183	$—		$593,329

Costs, expenses and other
Cost of products sold	355,697	159,072	1,227	(2q)	515,996
Depreciation and amortization	23,682	—	11,131	(2r)	34,813
Selling and administrative expense	11,036	10,622	(10,018	)(2s)	11,640
Restructuring and impairment charge	264	—	—		264
Interest expense, net	18,095	15,222	(7,950	)(2t)	25,367
Other, net	697	(530)	—		167

Total costs, expenses and other	409,471	184,386	(5,610)		588,247

Income (loss) before income taxes	4,675	(5,203)	5,610		5,082
Provision for (benefit from) income taxes	1,749	8,208	(8,584	)(2u)	1,373

Net income (loss)	$2,926	$(13,411)	$14,194		$3,709

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

BWAY/NAMPAC

Pro Forma Condensed Combined Statement of Operations

(unaudited)

	For the Fiscal Year Ended September 28, 2003
(Dollars in thousands)	BWAY	NAMPAC(a)	Pro Forma Adjustments		BWAY/ NAMPAC Combined
Net sales	$551,110	$221,124	$—		$772,234

Costs, expenses and other
Cost of products sold	477,830	195,768	4,858	(2v)	678,456
Depreciation and amortization	22,926	—	14,841	(2w)	37,767
Selling and administrative expense	23,550	15,563	(13,856	)(2x)	25,257
Merger-related transaction costs	2,488	—	—		2,488
Restructuring and impairment charge	(200)	—	—		(200)
Interest expense, net	28,125	18,605	(8,368	)(2y)	38,362
Other, net	922	(732)	—		190

Total costs, expenses and other	555,641	229,204	(2,525)		782,320

Income (loss) before income taxes	(4,531)	(8,080)	2,525		(10,086)
Provision for (benefit from) income taxes	(1,329)	—	(2,930	)(2z)	(4,259)

Net income (loss)	$(3,202)	$(8,080)	$5,455		$(5,827)

(a)	The condensed combined statement of operations for the fiscal year presented for NAMPAC has been derived from its audited financial statements for the fiscal year ended December 31, 2003.

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 – Basis of Pro Forma Information

The following unaudited pro forma condensed combined financial information for the year ended September 28, 2003 has been derived from (i) the historical consolidated financial statements of BWAY Corporation (“BWAY”) included in BWAY’s Annual Report on Form 10-K for the year ended September 28, 2003 and (ii) the historical consolidated financial statements of North America Packaging Corporation (“NAMPAC”) for the year ended December 31, 2003 included in Item 9.01 of this Current Report on Form 8-K. In its Annual Report on Form 10-K for the year ended September 28, 2003, BWAY reported results of operations for the 2003 fiscal year separately for the period September 30, 2002 to February 6, 2003, which was reported as “Predecessor,” and for the period February 7, 2003 to September 28, 2003, which was reported as “Successor.” The “Predecessor” and “Successor” periods were presented separately due to a change in ownership of BWAY effective February 7, 2003, which is described in further detail in Notes 1 and 2 to the Consolidated Financial Statements in BWAY’s Annual Report on Form 10-K for the year ended September 28, 2003. The two periods are combined in deriving the historical results of operations for BWAY for the year ended September 28, 2003. Management believes that combining these periods does not detract from the usefulness of the accompanying pro forma information.

The following unaudited pro forma combined financial information as of and for the nine months ended July 4, 2004 have been derived from the (i) unaudited historical consolidated financial statements of BWAY included in BWAY’s Quarterly Report on Form 10-Q for the nine months ended July 4, 2004 and (ii) the unaudited historical consolidated financial statements of NAMPAC for the nine months ended June 30, 2004. Due to the different fiscal year ends of BWAY and NAMPAC, NAMPAC’s historical unaudited consolidated results of operations for the nine months ended June 30, 2004 include (i) the unaudited historical consolidated financial statements for the six months ended June 30, 2004 included in Item 9.01 of this Current Report on Form 8-K and (ii) the unaudited consolidated financial statements for the quarter ended December 31, 2003. In addition, certain amounts in the historical consolidated financial statements of NAMPAC have been reclassified to conform to BWAY’s historical presentation.

On July 7, 2004, BWAY acquired all of the issued and outstanding shares of stock of NAMPAC, pursuant to a stock purchase agreement dated as of May 28, 2004 (the “Acquisition”) for approximately $213.8 million in cash. The unaudited pro forma condensed combined statements of operations have been presented as if the Acquisition had been consummated as of September 30, 2002. The unaudited pro forma condensed combined balance sheet as of July 7, 2004 has been presented as if the Acquisition had been consummated on that date. In addition, the allocation of the purchase price given effect to in the pro forma information is based on preliminary valuations and is subject to adjustment and may vary materially from the final purchase price allocation. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been consummated as of July 4, 2004, or at the beginning of the periods ended July 4, 2004 and September 28, 2003, for which the Acquisition has been given effect. In addition, the unaudited pro forma combined results are not necessarily indicative of the combined results of future operations. The pro forma adjustments do not reflect any operating efficiencies and cost savings that BWAY may achieve with respect to the combined entities.

Note 2 – Pro Forma Adjustments

The Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal year ended September 30, 2003 and for the nine months ended June 30, 2004 were prepared assuming the Acquisition was consummated at the beginning of the period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet was prepared assuming the Acquisition was consummated as of July 4, 2004.

The preliminary allocation of the purchase price is as follows:

(Dollars in thousands)	July 4, 2004
Current assets	$49,628
Property, plant and equipment	50,026
Goodwill	91,638
Other intangible assets	104,125
Other assets	591
Liabilities assumed	(82,162)

Net cash paid	$213,846

The useful lives for identifiable intangible assets range between 5 and 18 years and the remaining useful lives for property, plant and equipment range between 2 and 15 years. The identifiable intangible assets and property, plant and equipment acquired in the Acquisition that are subject to amortization and depreciation, respectively, will be amortized or depreciated, as appropriate, over the useful lives.

The unaudited pro forma adjustments included in the Pro Forma Information are as follows:

(a)	Adjustment to reflect excess cash from the proceeds of $225.0 million in borrowings under a new term loan drawn at closing and $30.0 million of equity invested by BWAY’s parent, net of (i) $213.8 million cash consideration paid for NAMPAC, (ii) $16.0 million in BWAY outstanding borrowings under its credit facility that was repaid and extinguished and (iii) approximately $6.0 million in deferred financing fees related to new debt.

(b)	Adjustment to primarily reflect the purchase accounting adjustment for manufacturer’s gross profit in beginning inventory.

(c)	Adjustment to remove certain assets not acquired by BWAY.

(d)	Adjustment of $14.6 million to record at fair-value, net of $0.8 million related to certain assets not acquired by BWAY.

(e)	Adjustment to write-off historical NAMPAC goodwill and to record goodwill created as a result of the Acquisition.

(f)	Adjustment to record the purchase price allocation to other identified intangibles valued in the Acquisition.

(g)	Adjustments to (i) write off $1.0 million of historical NAMPAC deferred financing costs, (ii) to write off $1.5 million of historical BWAY’s deferred financing costs associated with the credit agreement extinguished in the transaction, (iii) to record $6.0 million in deferred financing costs associated with BWAY’s new debt financing in association with the Acquisition and (iv) to remove $0.3 million in certain assets not acquired by BWAY.

(h)	Adjustment to remove certain liabilities not assumed by BWAY.

(i)	Adjustment to (i) remove $0.1 million of historical NAMPAC and BWAY accrued interest paid at closing, (ii) remove $7.9 million of historical NAMPAC current income taxes payable that was not assumed by BWAY and (iii) record $0.2 million related to the current portion of accrued pension liability.

(j)	Adjustment to remove $24.1 million related to the current portion of historical NAMPAC long-term debt that was paid at closing and to record $0.9 million related to the current portion of BWAY’s $225.0 million term loan that was drawn at closing.

(k)	Adjustment to remove $17.5 million related to the non-current portion of historical NAMPAC long-term debt that was paid at closing, to remove $16.0 million of outstanding BWAY credit agreement borrowings that were repaid at the closing date when the credit agreement was extinguished and to record $224.1 million related to the non-current portion of BWAY’s $225.0 million term loan that was drawn at closing.

(l)	Adjustment to record additional deferred tax liability primarily related to changes in the valuation of certain assets acquired and liabilities assumed in the Acquisition.

(m)	Adjustment to remove historical NAMPAC Series A redeemable preferred stock that was redeemed at closing.

(n)	Adjustment to remove historical NAMPAC redeemable common stock warrants that were redeemed at closing.

(o)	Adjustment to (i) remove $1.5 million of historical NAMPAC accrued long-term incentive plan payable that was paid at closing, (ii) remove $1.3 million related to historical NAMPAC preferred stock dividends payable that were paid at closing and (iii) record $1.6 million to adjust the pension liability to fair value to equal the difference between the projected benefit obligation and the fair value of plan assets.

(p)	Adjustment to remove historical NAMPAC stockholders’ deficit $(9.2) million, to record $30.0 million in equity contributed by BWAY’s parent corporation and to record the $0.9 million impact, net of tax benefit, of the pro forma write-off of deferred financing fees related to the extinguishment of BWAY’s credit facility (see note (g) above).

(q)	Adjustment to remove $0.8 million of historical NAMPAC expenses related to certain litigation not assumed in the transaction and, to conform to BWAY’s historical presentation, to reclassify (i) $5.9 million in depreciation expense to depreciation and amortization and (ii) $7.9 million from selling and administrative expense.

(r)	Adjustment to record $5.2 million in additional amortization related to NAMPAC identifiable intangible assets acquired in the Acquisition and to reclassify $5.9 million in depreciation expense from cost of products sold to conform to BWAY’s historical presentation.

(s)	Adjustment to remove $2.1 million in historical NAMPAC expenses related to certain litigation not assumed in the transaction and certain expenses related to the maintenance of a private aircraft that was not acquired in the transaction and to reclassify $7.9 million of expenses to cost of products sold to conform to BWAY’s historical presentation.

(t)	Adjustment to remove $1.8 million in historical NAMPAC interest expense associated with debt repaid at closing, to remove $13.4 million in historical NAMPAC interest expense related to accounting for the NAMPAC redeemable common stock warrants that were redeemed at closing and to record $6.4 million of additional interest expense associated with the $225.0 million in term loan borrowings drawn at closing and $0.9 million related to the amortization of new deferred financing fees (net of the amount included in the historical BWAY interest expense related to the credit facility borrowings that were extinguished at closing).

(u)	Adjustment to reflect the income tax provision on a combined basis as if BWAY had owned NAMPAC for the entire period.

(v)	Adjustment to record $0.3 in amortization of manufacturer’s gross profit in beginning inventory, to remove $0.8 million of historical NAMPAC expenses related to certain litigation not assumed in the transaction and, to conform to BWAY’s historical presentation, to reclassify (i) $6.8 million in depreciation expense to depreciation and amortization and (ii) $12.2 million from selling and administrative expense.

(w)	Adjustment to record $6.9 million in additional amortization related to NAMPAC identifiable intangible assets acquired in the Acquisition, to record $1.1 million in additional depreciation associated with the purchase accounting write-up of property, plant and equipment to fair-value and to reclassify $6.8 million in depreciation expense from cost of products sold to conform to BWAY’s historical presentation.

(x)	Adjustment to remove $1.7 million in historical NAMPAC expenses related to certain litigation not assumed in the transaction and certain expenses related to the maintenance of a private aircraft that was not acquired in the transaction and to reclassify $12.2 million of expenses to cost of products sold to conform to BWAY’s historical presentation.

(y)	Adjustment to remove $8.5 million in historical NAMPAC interest expense associated with debt repaid at closing, to remove $10.1 million in historical NAMPAC interest expense related to accounting for the NAMPAC redeemable common stock warrants that were redeemed at closing and to record $9.0 million of additional interest expense associated with the $225.0 million in term loan borrowings drawn at closing and $1.2 million related to the amortization of new deferred financing fees (net of the amount included in the historical BWAY interest expense related to the credit facility borrowings that were extinguished at closing).

(z)	Adjustment to reflect the income tax provision on a combined basis as if BWAY had owned NAMPAC for the entire period.